THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                 CODE OF ETHICS
                            ADOPTED UNDER RULE 17J-1



The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds (each a "Fund," and together, the "Funds") are confident that their officers, Trustees and other persons involved with the Funds' business act with integrity and good faith. The Funds recognize, however, that personal interests may conflict with the Funds' interests where officers, Trustees and certain other persons:

    o    Know about the Funds' present or future portfolio transactions; or

    o    Have the power to influence the Funds' portfolio transactions; and

    o    Engage in securities transactions in their personal account(s).

In an effort to prevent conflicts of interest from arising, and in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"), each Fund has adopted this Code of Ethics (the "Code") to address transactions and conduct that may create conflicts of interest, establish reporting requirements, and create enforcement procedures. Definitions of UNDERLINED terms used throughout the Code are included in Appendix I.

I.    ABOUT THIS CODE OF ETHICS

      A.    WHO IS COVERED BY THE CODE?

            Each Fund's ACCESS PERSONS are covered under this Code. A Fund's ACCESS PERSONS generally are:

            o    All Trustees of a Fund, both INTERESTED and INDEPENDENT;

            o    All FUND OFFICERS; and

            o Natural persons in a CONTROL relationship to a Fund who obtain information concerning recommendations about the PURCHASE OR SALE of a security by a Fund ("Natural CONTROL Persons").

      B.    WHAT RULES APPLY TO ME?

            o This Code sets forth specific prohibitions and restrictions. They apply to all ACCESS PERSONS of a Fund except where otherwise noted. The Code also sets out reporting requirements for ACCESS PERSONS. For the reporting requirements that apply to you, please refer to Parts A, B and C, as indicated below:

            o    Independent Trustees                     Part A

            o    Interested Trustees and Fund Officers    Part B

            o    Natural CONTROL Persons                  Part C

II.   STATEMENT OF GENERAL PRINCIPLES

      In recognition of the trust and confidence placed in the Funds by shareholders, and because each Fund believes that its operations should benefit its shareholders, each Fund has adopted the following principles to be followed by its ACCESS PERSONS:

      A. The interests of the Fund's shareholders are paramount. You must place shareholder interests before your own.

      B. You must accomplish all personal securities transactions in a manner that avoids any conflict between your personal interests and the interests of the Fund or its shareholders.

      C. You must avoid actions or activities that allow you or your family to benefit from your position with the Fund, or that bring into question your independence or judgment.

III.  GENERAL PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION

      EACH FUND'S ACCESS PERSONS may not, in connection with the purchase or sale, directly or indirectly, of a SECURITY HELD OR TO BE ACQUIRED by the
      Fund:

      A.    Employ any device, scheme or artifice to defraud the Fund;

      B. Make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

      C. Engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or

      D.    Engage in any manipulative practice with respect to the Fund.

IV.   PROHIBITIONS AND RESTRICTIONS FOR ACCESS PERSONS
      (not applicable to INDEPENDENT TRUSTEES)

      A.    BLACKOUT PERIOD ON PERSONAL SECURITIES TRANSACTIONS.

            This restriction applies to: (i) ACCESS PERSONS who, in connection with their regular duties, make, participate in, or obtain information regarding the PURCHASE OR SALE OF SECURITIES by the Fund or whose functions relate to the making of any recommendations with respect to the PURCHASES OR SALES and (ii) Natural CONTROL Persons.

            These persons may not PURCHASE OR SELL, directly or indirectly, any SECURITY in which they have (or by reason of such transaction acquire) any BENEFICIAL OWNERSHIP ON THE SAME DAY as the same (or a related) SECURITY IS BEING PURCHASED OR SOLD by the Fund (or any series thereof).

      B.    PRE-APPROVAL FOR IPOS AND LIMITED OFFERINGS.

            This restriction applies to: (i) ACCESS PERSONS who, in connection with their duties, make or participate in making recommendations regarding THE PURCHASE OR SALE OF any securities by a Fund and (ii) Natural CONTROL Persons. These persons must obtain approval from the Review Officer (as defined in Section VI below) before directly or indirectly acquiring BENEFICIAL OWNERSHIP of any securities in an IPO or LIMITED OFFERING.

      C.    LIMITS ON ACCEPTING OR RECEIVING GIFTS.

            ACCESS PERSONS cannot accept or receive any gift of more than DE MINIMIS value from any person or entity in connection with the Fund's (or any series thereof) entry into a contract, development of an economic relationship, or other course of dealing by or on behalf of the Fund.

V.    REPORTING REQUIREMENTS

      ACCESS PERSONS of each Fund must comply with the reporting requirements set forth in Parts A-C (attached), with the exception of those ACCESS PERSONS reporting subject to Section VIII of this Code.

VI.   REVIEW AND ENFORCEMENT OF THE CODE

      A.    APPOINTMENT OF A REVIEW OFFICER.

            Each Fund's President shall appoint a review officer ("Review Officer") to perform the duties described below.

      B.    THE REVIEW OFFICER'S DUTIES AND RESPONSIBILITIES.

            1. The Review Officer shall notify each person who becomes an ACCESS PERSON of the Fund and who is required to report under this Code of Ethics of their reporting requirements NO LATER THAN 10 days before the first quarter in which such person is required to begin reporting.

            2. The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with the Fund's completed portfolio transactions and a list of SECURITIES that were BEING CONSIDERED FOR PURCHASE OR SALE by the Fund's investment adviser(s) during the period to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the Review Officer must give the person a reasonable opportunity to supply explanatory material.

            3. If the Review Officer finds that a material Code violation has occurred, or believes that a material Code violation may have occurred, the Review Officer must submit a written report regarding the possible violation, together with the confidential report and any explanatory material provided by the person, to the President. The President will determine whether the person violated the Code and may consult legal counsel for the Fund in making this determination, as necessary.

            4. No person is required to participate in a determination of whether he or she has committed a Code violation or discuss the imposition of any sanction against himself or herself.

            5. The Review Officer will submit his or her own reports, as may be required pursuant to Parts A-C (attached), to an Alternate Review Officer who shall fulfill the duties of the Review Officer with respect to the Review Officer's reports.

            6. The Review Officer will create a written report detailing any approval(s) granted to ACCESS persons for the acquisition of securities offered in connection with an IPO or LIMITED OFFERING. The report must include the rationale supporting any decision to approve such an acquisition.

      C.    RESOLUTION; SANCTIONS.

            If the President determines that a person has violated the Code pursuant to paragraph B. (3) above, the President will impose upon the person a resolution of the situation and/or sanctions that the President deems appropriate. The President will submit the resolution, with a report of the violation, to the Board at the next regularly scheduled Board meeting unless, in the President's sole discretion, circumstances warrant an earlier report.

VII.  ANNUAL WRITTEN REPORTS TO THE BOARD

      At least annually, the Review Officer, investment adviser(s) (including any sub-advisers), and principal underwriter(s) (if required) will provide WRITTEN reports to the Funds' Board of Trustees as follows:

      A. ISSUES ARISING UNDER THE CODE. The reports must describe any issue(s) that arose during the previous year under the codes or procedures thereto, including any material code or procedural violations, and any resulting sanction(s). The Review Officer, President, investment adviser(s) (including any sub-advisers) and principal underwriter(s) may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board.

      B. The Review Officer, President, investment adviser(s) (including any sub-advisers) and principal underwriter(s) may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board.

      C. CERTIFICATION. Each report must be accompanied by a certification to the Board that each Fund, investment adviser(s) (including any sub-advisers) and principal underwriter(s) have adopted procedures reasonably necessary to prevent their ACCESS PERSONS from violating their code of ethics.

VIII. INTERRELATIONSHIP WITH OTHER CODES OF ETHICS

      A.    GENERAL PRINCIPLE: OVERLAPPING RESPONSIBILITIES.

            A person who is both an ACCESS PERSON of a Fund and an ACCESS PERSON of an investment adviser to or principal underwriter for the Fund is only required to report under and otherwise comply with the investment adviser's or principal underwriter's code of ethics, provided such code has been adopted pursuant to and in compliance with Rule 17j-1. Such report will satisfy any reporting obligations under this Code. These ACCESS PERSONS, however, remain subject to the principles and prohibitions in Sections II and III hereof.

      B.    OVERLAP WITH ADMINISTRATOR'S CODE OF ETHICS.

            ACCESS PERSONS of a Fund seeking to comply with the reporting and other requirements in an administrator's code of ethics in lieu of those in this Code must obtain prior approval from the Review Officer. If approval is granted, such report will satisfy any reporting obligations under this Code. However, such ACCESS PERSONS shall remain subject to the principles and prohibitions in Sections II and III, hereof; and the administrator must comply with this
            Section VIII, hereof and paragraph C, below.

      C.    PROCEDURES.

            Each   such   investment   adviser,    principal   underwriter   and
            administrator of the Fund must:

            1. Submit to the Board of Trustees of the Fund a copy of its code of ethics adopted pursuant to or in compliance with Rule 17j-1;

            2. Promptly furnish to the Fund, upon request, copies of any reports made under its code of ethics by any person who is also covered by the Fund's Code; and

            3. Promptly report to the Fund in writing any material amendments to its code of ethics, along with the certification described under Section VII.C., above.

IX.   RECORDKEEPING

      Each Fund will maintain the following records in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

      A. A copy of this Code and any other code adopted by the Fund, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

      B. A record of any material Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

      C. A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (SEE Parts A-C for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

      D. A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

      E. A copy of each annual report required by Section VII of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily accessible place.

      F. A record of any decision, and the reasons supporting the decision, to approve the acquisition of securities acquired in an IPO or LIMITED OFFERING.

X.    MISCELLANEOUS

      A.    CONFIDENTIALITY.

            All reports and other information submitted to the Fund pursuant to this Code will be treated as confidential to the maximum extent possible, provided that such reports and information may be produced to the Securities and Exchange Commission and other regulatory agencies and to persons who have a need to know for purposes of administering this Code.

      B.    INTERPRETATION OF PROVISIONS.

            The  Board  of   Trustees   may  from  time  to  time   adopt   such
            interpretations of this Code as it deems appropriate.

      C.    COMPLIANCE CERTIFICATION.

            Within 10 days of becoming an ACCESS PERSON of the Fund, and each year thereafter, each such person must complete the Compliance Certification, attached as Appendix V.



Adopted this 13th day of November, 1995.
Revised November 11, 1996.
Revised February 18, 1997.
Revised November 16, 1998.
Revised February 23, 2000.
Revised November 23, 2000.
Revised November 13, 2001.

                         THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS


PART A - INDEPENDENT TRUSTEES

I.    QUARTERLY TRANSACTION AND ACCOUNT REPORTS

      A. Subject to Section II. (B) below, each quarter, you must report all of your SECURITIES transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix II.

      B. If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

      C. You need not submit a quarterly report if the report would duplicate information in broker trade confirmations or account statements received by the Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer NO LATER THAN 10 days after the end of the calendar quarter. Please see the Review Officer for more information about this reporting mechanism.

II.   WHAT MUST BE INCLUDED IN YOUR QUARTERLY REPORTS?

      A. You must report all transactions in SECURITIES that: (i) you directly or indirectly BENEFICIALLY OWN or (ii) because of the transaction, you acquire direct or indirect BENEFICIAL OWNERSHIP. In addition, you must also report any account you established during the quarter in which any securities were held for your direct or indirect benefit.

      B. Notwithstanding Section I above, reports of individual SECURITIES transactions are required only if you KNEW at the time of the transaction, or in the ordinary course of fulfilling your official duties as a Trustee SHOULD HAVE KNOWN, that during the 15-day period immediately preceding or following the date of your transaction, the same SECURITY was purchased or sold, or was BEING CONSIDERED FOR PURCHASE OR SALE, by the Fund (or any series thereof). Also notwithstanding Section I above, you are required to report the opening of a securities account only if the account holds or held securities that are the subject of a report required under this paragraph B.

            The "SHOULD HAVE KNOWN" standard does not:

            o    imply a duty of inquiry;

            o    presume  you  should   have   deduced  or   extrapolated   from
                 discussions or memoranda dealing with the Fund's (or a series) investment strategies; or

            o    impute  knowledge  from  your  awareness  of the  Fund's  (or a
                 series)   portfolio   holdings,   market   considerations,   or
                 investment policies, objectives and restrictions.

III.  WHAT MAY BE EXCLUDED FROM YOUR QUARTERLY REPORTS?

      You are not required to detail or list the following items on your quarterly report:

      A. Securities accounts, as well as purchases or sales effected for or SECURITIES held in any account, over which you have no direct or indirect influence or control;

      B. Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a SECURITY issued by your employer;

      C. Purchases effected on the exercise of rights issued by an issuer PRO RATA to all holders of a class of its SECURITIES, as long as you acquired these rights from the issuer, and sales of such rights;

      D. Purchases or sales which are non-volitional, including purchases or sales upon the exercise of written puts or calls and securities sold at a broker's discretion from a margin account pursuant to a BONA FIDE margin call; and

      (E)   Purchases or sales of any of the following securities:

            o    Direct obligations of the U.S. government;

            o Bankers' acceptances, bank certificates of deposit, commercial paper and HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; and

            o    Shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect BENEFICIAL OWNERSHIP in the SECURITY included in the report.

                         THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

PART B  - INTERESTED TRUSTEES AND FUND OFFICERS

I.    REQUIRED REPORTS

      A.    INITIAL HOLDINGS REPORT.

            You must submit a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts, as of the date you first become subject to this Code's reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code's reporting requirements. An Initial Holdings Report Form is attached as Appendix III.

      B.    ANNUAL HOLDINGS REPORT.

            Each year, you must submit to the Review Officer a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix IV.

      C.    QUARTERLY TRANSACTION AND ACCOUNT REPORTS.

            1. Each quarter, you must report all of your SECURITIES transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer NO LATER THAN 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix II.

            2. If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

            3. You need not submit a quarterly report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer NO LATER THAN 10 days after the end of the calendar quarter. Please see the Review Officer for more information about this reporting mechanism.

II.   WHAT MUST BE INCLUDED IN YOUR REPORTS?

      You must report all transactions in SECURITIES that: (i) you directly or indirectly BENEFICIALLY OWN; or (ii) because of the transaction, you acquire direct or indirect BENEFICIAL OWNERSHIP. In addition, you must also report all of your accounts in which any securities were held for your direct or indirect benefit.

III.  WHAT MAY BE EXCLUDED FROM YOUR REPORTS?

      You are not required to detail or list the following items on your reports:

      A. Securities accounts, as well as purchases or sales effected for or SECURITIES held in any account, over which you have no direct or indirect influence or control;

      B. Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a SECURITY issued by your employer;

      C. Purchases effected on the exercise of rights issued by an issuer PRO RATA to all holders of a class of its SECURITIES, as long as you acquired these rights from the issuer, and sales of such rights;

      D. Purchases or sales which are non-volitional, including purchases or sales upon the exercise of written puts or calls and securities sold at a broker's discretion from a margin account pursuant to a BONA FIDE margin call; and

      E.    Purchases or sales of any of the following securities:

            o    Direct obligations of the U.S. government;

            o Bankers' acceptances, bank certificates of deposit, commercial paper and HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; and

            o    Shares issued by registered, open-end investment companies.

      You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect BENEFICIAL OWNERSHIP in the SECURITY included in the report.

                         THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

PART C  - NATURAL CONTROL PERSONS

I.    REQUIRED REPORTS

      A.    INITIAL HOLDINGS REPORT.

            You must submit a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts, as of the date you first become subject to this Code's reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code's reporting requirements. An Initial Holdings Report Form is attached as Appendix III.

      B.    ANNUAL HOLDINGS REPORT.

            Each year, you must submit to the Review Officer a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix IV.

      C.    QUARTERLY TRANSACTION AND ACCOUNT REPORTS.

            1. Each quarter, you must report all of your SECURITIES transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer NO LATER THAN 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix II.

            2. If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

            3. You need not submit a quarterly report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer NO LATER THAN 10 days after the end of the calendar quarter. Please see the Review Officer for more information about this reporting mechanism.

II.   WHAT MUST BE INCLUDED IN YOUR REPORTS?

      You must report all transactions in SECURITIES that: (i) you directly or indirectly BENEFICIALLY OWN; or (ii) because of the transaction, you acquire direct or indirect BENEFICIAL OWNERSHIP. In addition, you must also report all of your accounts in which any securities were held for your direct or indirect benefit.

III.  WHAT MAY BE EXCLUDED FROM YOUR REPORTS?

      You are not required to detail or list the following items on your reports:

      A. Securities accounts, as well as purchases or sales effected for or SECURITIES held in any account, over which you have no direct or indirect influence or control;

      B. Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a SECURITY issued by your employer;

      C. Purchases effected on the exercise of rights issued by an issuer PRO RATA to all holders of a class of its SECURITIES, as long as you acquired these rights from the issuer, and sales of such rights;

      D. Purchases or sales which are non-volitional, including purchases or sales upon the exercise of written puts or calls and securities sold at a broker's discretion from a margin account pursuant to a BONA FIDE margin call; and

      E.    Purchases or sales of any of the following securities:

            o    Direct obligations of the U.S. government;

            o Bankers' acceptances, bank certificates of deposit, commercial paper and HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; and

            o    Shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect BENEFICIAL OWNERSHIP in the SECURITY included in the report.

                                   APPENDIX I

                         THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS


DEFINITIONS

                                  GENERAL NOTE

                   THE DEFINITIONS AND TERMS USED IN THIS CODE OF ETHICS ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, OR IF A TERM USED IN THIS CODE IS NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

ACCESS PERSON means:

            o    any Trustee or officer of a Fund;

            o    any  employee  of a  Fund  (or  of  any  company  in a  control relationship to a Fund) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the PURCHASE OR SALE of SECURITIES by a Fund or whose functions relate to the making of any recommendations with respect to the purchases or sales; and

            o any natural person in a CONTROL relationship to a Fund who obtains information concerning recommendations made to a Fund with regard to the PURCHASE OR SALE of securities by a Fund.

            NOTE: Persons who are ACCESS PERSONS of a Fund because of their position with the Fund or with that Fund's adviser or sub-adviser, will generally not be considered ACCESS PERSONS of another Fund, unless they satisfy the criteria described above with respect to that particular Fund, E.G., an ACCESS PERSON of one Fund covered by this joint Code is not automatically considered an ACCESS PERSON of another Fund covered by this Code.

BENEFICIAL OWNERSHIP means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

CONTROL means the same as it does under Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

Ownership of more than 25% of a company's outstanding voting securities is presumed to give the holder of such securities control over the company. The SEC may determine, however, that the facts and circumstances of a given situation that may counter this presumption.

FUND OFFICERS means any person lawfully elected by the Board of Trustees and authorized to act on behalf of the Fund. Additional information regarding the Funds' officers may be found in each Fund's Statement of Additional Information, respectively.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (E.G., Moody's Investors Service).

INDEPENDENT TRUSTEE means a Trustee of the Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. As of November 13, 2001, the Fund's INDEPENDENT TRUSTEES are:

                          John T. Cooney
                          Robert A. Patterson
                          Eugene B. Peters
                          James M. Storey
                          George J. Sullivan, Jr.

IPO (I.E., initial public offering) means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934.

INTERESTED TRUSTEE means a Trustee of the Fund who is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. As of November 13, 2001, the Fund's interested Trustees are:

                          William M. Doran
                          Robert A. Nesher

LIMITED OFFERING means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (E.G., private placements).

PURCHASE OR SALE of a SECURITY includes, among other things, the writing of an option to purchase or sell a SECURITY.

SECURITY means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements, or shares issued by registered, open-end investment companies.

A SECURITY HELD OR TO BE ACQUIRED by the Fund means: (A) any SECURITY that within the most recent 15 days (i) is or has been held by the Fund; or (ii) is BEING OR HAS BEEN CONSIDERED by the Fund's adviser for purchase by the Fund; and
(B) any option to purchase or sell, and any security convertible into or exchangeable for, any SECURITY described in (A) of this definition.

A SECURITY is BEING PURCHASED OR SOLD by the Fund from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund until the program has been fully completed or terminated.

A SECURITY is BEING CONSIDERED FOR PURCHASE by the Fund when a SECURITY is identified as such by the investment adviser to the Fund.

                                   APPENDIX II

                         THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

Name of Reporting Person: _______________________________________
Calendar Quarter Ended:   _______________________________________
Date Report Due:          __________________________ 10,_________
Date Report Submitted:    _______________________________________

SECURITIES TRANSACTIONS
---------------- ----------------- ------------- ------------------ -------------- ----------- -----------------
                                                     Principal
                  Name of Issuer      No. of     Amount, Maturity                              Name of Broker,
                       and            Shares         Date and                                   Dealer or Bank
    Date of          Title of          (if         Interest Rate       Type of                    Effecting
  Transaction        Security      applicable)    (if applicable)    Transaction     Price       Transaction
---------------- ----------------- ------------- ------------------ -------------- ----------- -----------------


---------------- ----------------- ------------- ------------------ -------------- ----------- -----------------


---------------- ----------------- ------------- ------------------ -------------- ----------- -----------------


---------------- ----------------- ------------- ------------------ -------------- ----------- -----------------

If you have no securities transactions to report for the quarter, please check here. [ ]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue._______________________________
________________________________________________________________________________
_______________.


SECURITIES ACCOUNTS

If you established a securities account during the quarter, please provide the following information:

------------------------------------------- ----------------------------------- -----------------------------------
         Name of Broker, Dealer or Bank          Date Account was Established    Name(s) on and Type of Account
------------------------------------------- ----------------------------------- -----------------------------------


------------------------------------------- ----------------------------------- -----------------------------------


------------------------------------------- ----------------------------------- -----------------------------------


------------------------------------------- ----------------------------------- -----------------------------------

If you did not establish a securities account during the quarter, please check here. [ ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


----------------------------------------    -------------------------
Signature                                   Date

III-2
1-WA/1653193.7
                                  APPENDIX III

                         THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                             INITIAL HOLDINGS REPORT

Name of Reporting Person:           ________________________
Date Person Became Subject to the
Code's Reporting Requirements:      ________________________  [NOTE: Date person
Information in Report Dated as of:  ________________________  became subject and
Date Report Due:                    ________________________  as of date should
Date Report Submitted:              ________________________  be the same.]

SECURITIES HOLDINGS
------------------------------ --------------------- ---------------------------------------------------------
     Name of Issuer and           No. of Shares                Principal Amount, Maturity Date and
      Title of Security          (if applicable)                  Interest Rate (if applicable)
------------------------------ --------------------- ---------------------------------------------------------


------------------------------ --------------------- ---------------------------------------------------------


------------------------------ --------------------- ---------------------------------------------------------


------------------------------ --------------------- ---------------------------------------------------------

If you have no securities holdings to report, please check here. [ ]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue._______________________________
________________________________________________________________________________
_______________.


SECURITIES ACCOUNTS

If you established a securities account during the quarter, please provide the following information:

---------------------------------------------------- ---------------------------------------------------------
           Name of Broker, Dealer or Bank                         Name(s) on and Type of Account
---------------------------------------------------- ---------------------------------------------------------


---------------------------------------------------- ---------------------------------------------------------


---------------------------------------------------- ---------------------------------------------------------


---------------------------------------------------- ---------------------------------------------------------

If you have no securities accounts to report, please check here. [  ]



                                      III-1

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


------------------------------------------------     -----------------------
Signature                                            Date


                                     III-2

                                   APPENDIX IV

                         THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:           ________________________
Information in Report Dated as of:  ________________________  [NOTE: Information
Date Report Due:                    ________________________  should be dated no
                                                              more than 30 days
Date Report Submitted:              ________________________  before report is
Calendar Year Ended: December 31,   ______                    submitted.]

SECURITIES HOLDINGS
------------------------------ --------------------- ---------------------------------------------------------
     Name of Issuer and           No. of Shares                Principal Amount, Maturity Date and
      Title of Security          (if applicable)                  Interest Rate (if applicable)
------------------------------ --------------------- ---------------------------------------------------------


------------------------------ --------------------- ---------------------------------------------------------


------------------------------ --------------------- ---------------------------------------------------------


------------------------------ --------------------- ---------------------------------------------------------

If you have no securities holdings to report, please check here. [  ]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue._______________________________
________________________________________________________________________________
_______________.


SECURITIES ACCOUNTS

If you established a securities account during the quarter, please provide the following information:

----------------------------------------------------- --------------------------------------------------------
           Name of Broker, Dealer or Bank                         Name(s) on and Type of Account
----------------------------------------------------- --------------------------------------------------------


----------------------------------------------------- --------------------------------------------------------


----------------------------------------------------- --------------------------------------------------------


----------------------------------------------------- --------------------------------------------------------

If you have no securities accounts to report, please check here. [  ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


------------------------------------------------     -----------------------
Signature                                            Date

V-2
1-WA/1653193.7
DRAFT 10/11/01
                                   APPENDIX V

                         THE ADVISORS' INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                            COMPLIANCE CERTIFICATION

--------------------------------------------------------------------------------

                              INITIAL CERTIFICATION

I CERTIFY THAT I:          (I) HAVE RECEIVED, READ AND REVIEWED THE FUND'S CODE
                               OF ETHICS;
                           (II) UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                CODE;
                           (III) RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                           (IV) UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                           (V) WILL FULLY COMPLY WITH THE FUND'S CODE OF ETHICS;
                               AND
                           (VI) HAVE FULLY AND ACCURATELY COMPLETED THIS
                                CERTIFICATE.

Signature:                 _________________________________

Name:                      _________________________________  (Please print)
Date Submitted:            _________________________________
Date Due:                  _________________________________

--------------------------------------------------------------------------------

                              ANNUAL CERTIFICATION

I CERTIFY THAT I:          (I) HAVE RECEIVED,  READ AND REVIEWED
                               THE  FUND'S  CODE  OF  ETHICS;
                           (II) UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                CODE;
                           (III) RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                           (IV) UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                           (V) HAVE COMPLIED WITH THE FUND'S CODE OF ETHICS AND
                               ANY APPLICABLE REPORTING REQUIREMENTS DURING THIS PAST YEAR;
                           (VI) HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY
                                COMPLIANCE WITH THE CODE BELOW;
                           (VII) WILL FULLY COMPLY WITH THE FUND'S CODE OF
                                 ETHICS; AND
                           (VIII) HAVE FULLY AND ACCURATELY COMPLETED THIS
                                CERTIFICATE.

EXCEPTION(S):
________________________________________________________________________________
________________________________________________________________________________


Signature:                 _________________________________

Name:                      _________________________________  (Please print)
Date Submitted:            _________________________________
Date Due:                  _________________________________